Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
Note 7. Income Taxes
The effective tax rate was
zero
percent for the nine months ended September 30, 2023 and 2022, respectively. The effective tax rate differs from the Company’s statutory tax rate of
21
%, primarily due to a change in the valuation allowance for deferred assets as of September 30, 2023 and 2022, respectively.

13. Income Taxes
The Company recorded an income tax provision of $7 thousand for the period ended December 31, 2022. The Company recorded an income tax benefit of $153 thousand for period ended December 31, 2021. The Company’s provision for (
benefit
from) income taxes consisted of the following:

	December 31,
	2022	2021
Current:
Federal	$—	$—
State	7	(1)

Total current	7	(1)
Deferred:
Federal	—	(152)
State	—	—

Total deferred	—	(152)

Total provision for (benefit from) income taxes	$7	$(153)

The reconciliation of federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2022	2021
Expected income tax benefit at the federal statutory rate	$(8,421)	$(8,502)
State taxes, net of federal benefit	(80)	(42)
Research and development credit, net	—	—
Deferred tax true up	14	—
Non-deductible items	135	2,129
Change in valuation allowance	8,359	6,262

Total	$7	$(153)

Significant components of the Company’s deferred tax assets are summarized as follows:

	December 31,
	2022	2021
Deferred tax assets:
Federal and state new operating loss carryforwards	$12,025	$6,844
Research and development tax credits	207	207
Depreciation and amortization	12	25
Stock based compensation	277	55
Section 174 costs	2,613	—
Accruals and reserves	394	284

Gross deferred tax assets	$15,528	7,415
Less Valuation allowance	(14,706)	(6,347)

Net deferred tax assets	$822	$1,068
Deferred tax liabilities:
Capitalized internal use software	(822)	(1,068)

Net deferred tax liabilities	(822)	(1,068)

Net deferred tax liability	$—	$—

As of December 31, 2022, the Company had $
56.8
 million of federal and $
3.0
 million of state net operating loss carryforwards available to offset future taxable income. Carryforwards for the current period and future years do not expire for federal purposes and begin to expire in
2035
for state purposes. As of December 31, 2022, the Company had federal and state research credit carryforwards of $
122
 thousand and $
85
 thousand, respectively, net of any reserve for uncertain tax positions under ASC
740-10.
The federal research credits begin to expire in
2040
while the California research credits carry forward have an indefinite life.
Management regularly assesses the ability to realize deferred tax assets recorded based upon the weight of available
evidence, including such factors as recent earnings history and expected future taxable income on a jurisdiction-by-jurisdiction
basis. In the event that the Company changes its determination as to the amount of realizable deferred tax assets, the Company will adjust its valuation allowance with a corresponding impact to the provision for income taxes in the period in which such determination is made. The Company’s management believes that, based on a number of factors, it is more likely than not, that all or some portion of the deferred tax assets will not be realized; and accordingly, for the year ended December 31, 2022, the Company has provided a valuation allowance against the Company’s U.S. net deferred tax assets. The net change in the valuation allowance
for the year ended December 31, 2022 was an increase of $
8.4
 million.

The Internal Revenue Code of 1986, as amended (the “Code”), imposes restrictions on the utilization of net operating losses in the event of an “ownership change” of a corporation. Accordingly, a company’s ability to use net operating losses may be limited as prescribed under Section 382 of the Code (“IRC Section 382”). Events which may cause limitations in the amount of the net operating losses that the Company may use in any one year include, but are not limited to, a cumulative ownership change of more than
50
% over a three-year period. Utilization of the federal and state net operating losses may be subject to substantial annual limitation due to the ownership change limitations provided by the IRC Section 382 and similar state provisions. The Company has not completed a Section 382 analysis; however, based on a preliminary review of information available, other than the NOL attributes that were carried forward from the Business Combination, which are approximately $
77
 thousand at December 31, 2022, the Company does not believe it has experienced an ownership change and therefore none of its tax attributes are currently limited by IRC Section 382 or 383.
On March 27, 2020, the CARES Act was passed into law. The CARES Act includes several significant business tax provisions including modification to the taxable income limitation for utilization of net operating losses incurred in 2019 and 2020, an increase to the limitation on deductibility of certain business interest expense, bonus depreciation for purchases of qualified improvement property and special deductions on certain corporate charitable contributions. The Company analyzed the provisions of the CARES Act and determined there was no
impact to its income tax provision for the year ended December 31, 2020.
Uncertain Tax Positions
The Company is required to inventory, evaluate, and measure all uncertain tax positions taken or to be taken on tax returns and to record liabilities for the amount of such positions that may not be sustained, or may only partially be sustained, upon examination by the relevant taxing authorities.
The following is a summary of the changes in the Company’s gross unrecognized tax benefits:

Balance as of December 31, 2021	$77
Increase related to tax position taken	—

Balance as of December 31, 2022	$77

As of December 31, 2021, the total amount of gross unrecognized tax benefits was $
77
 thousand, which, if recognized, would not have an impact on the Company’s effective tax rate, due to the valuation allowance. The Company estimates that there will be no material changes in its uncertain tax positions in the next 12 months. The Company’s policy is to include interest and penalties related to unrecognized tax benefits as a component of income tax expense. There are no
interest and penalties recognized in the statement of operations for the year ended December 31, 2022.
The Company files federal and state income tax returns in the U.S. For U.S. federal and state income tax purposes, the statute of limitations currently remains open for all years due to our NOL carryforwards. The
Company
is not currently under examination in
any
jurisdiction.